UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 1, 2014

Date of Report

(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3011 Townsgate Road, Suite 200, Westlake Village, California 91361-3027

(Address of Principal Executive Offices)                                        (ZIP Code)

Registrant’s telephone number, including area code: (805) 367-3800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)                                  Compensatory Arrangements of Certain Officers

Effective March 1, 2014, the Compensation Committee of the Board of Directors approved, on February 25, 2014, an amendment to the form of Ryland’s Stock Unit Agreement.  This amendment provides that a restricted stock unit award will immediately vest in full upon a participant’s death, disability or retirement.

The description set forth in this Current Report on Form 8-K is a summary and qualified in its entirety by the complete text of Amendment No. 2 to 2012 Stock Unit Agreement, Amendment No. 2 to 2013 Stock Unit Agreement and 2014 Stock Unit Agreement, attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1                              Amendment No. 2 to 2012 Stock Unit Agreement

Exhibit 10.2                              Amendment No. 2 to 2013 Stock Unit Agreement

Exhibit 10.3                              2014 Stock Unit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: March 1, 2014	By:	/s/ Timothy J. Geckle
Timothy J. Geckle
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit 10.1                              Amendment No. 2 to 2012 Stock Unit Agreement

Exhibit 10.2                              Amendment No. 2 to 2013 Stock Unit Agreement

Exhibit 10.3                              2014 Stock Unit Agreement